REINSURANCE	12 Months Ended
Dec. 31, 2014
Reinsurance Agreements [Abstract]
REINSURANCE

6) REINSURANCE

On October 1, 2013, MLOA entered into an agreement with Protective Life to reinsure an in-force book of life insurance and annuity policies, written primarily prior to 2004. As of December 31, 2014 and 2013 included in MLOA’s balance sheet were Amounts due from reinsurers of $1,213 million and $1,207 million, respectively (net of $131 million and $129 million of ceded policy loans, respectively), including $1,154 million and $1,182 million of Policyholder’s account balances relating to the reinsurance agreement with Protective Life. During 2014 and 2013, respectively, total premiums ceded to Protective Life were $24 million and $6 million and policyholder benefits ceded were $242 million and $18 million. As of December 31, 2014, Protective Life is rated AA-. Included in the reinsured business to Protective Life were policies with GMDB and GMIB features which had a reserve balance of $5 million and $1 million at December 31, 2014, respectively and $5 million and $1 million at December 31, 2013, respectively. As a result of the reinsurance agreement Protective Life will receive all the benefits from and assumes all the risks from other reinsurance contracts to which MLOA was a party for the block of business reinsured.

For business not reinsured with Protective Life, MLOA generally reinsures its variable life, interest-sensitive life and term life insurance policies on an excess of retention basis. In 2014, MLOA generally retained up to a maximum of $4 million of mortality risk on single-life policies and up to a maximum of $6 million of mortality risk on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company (“AXA Equitable”), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20 million of risk on single-life policies and up to a maximum of $25 million on second-to-die policies. For amounts issued in excess of those limits MLOA typically obtained reinsurance from unaffiliated third parties. The reinsurance arrangements obligate the reinsurer to pay a portion of any death claim in excess of the amount MLOA retained in exchange for an agreed-upon premium.

At December 31, 2014 and 2013, respectively, reinsurance recoverables related to insurance contracts amounted to $1,336 million and $1,304 million, of which $37 million and $51 million (not including Protective Life) related to one specific reinsurer, which is rated AA- with the remainder of the reinsurers rated A- or not rated.  A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.  MLOA evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

The following table summarizes the effect of reinsurance:

	2014	2013	2012

	(In Millions)

Direct premiums	$46	$72	$56
Assumed	1	1	2
Reinsurance ceded	(46)	(48)	(26)
Premiums	$1	$25	$32

Variable Life and Investment-type Product Policy Fee Income Ceded	$48	$31	$29
Policyholders' Benefits Ceded	$291	$125	$84